                                                                      EXHIBIT 24




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-49372 on Form S-8, Registration Statement No. 33-24642 on Form S-4, Registration Statement No. 33-41503 on Form S-8 and Registration Statement No. 33-61750 on From S-3 of Redwood Empire Bancorp of our report dated February 3, 1997 appearing in this Annual Report on Form 10-K of Redwood Empire Bancorp for the year ended December 31, 1996.





Deloitte & Touche LLP
March 18, 1997